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EX-99.906CERT


                                 EXHIBIT 12 (b)
                          RULE 30a-2(b) CERTIFICATIONS

         In connection with the report of Cohen & Steers Worldwide Realty Income Fund, Inc. (the "Company") on Form N-CSR as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Adam M. Derechin, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
'SS' 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                    /s/ Adam M. Derechin
                                                    --------------------
                                                    Adam M. Derechin
                                                    Chief Executive Officer
                                                    Date: August 25, 2005







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                                 EXHIBIT 12 (b)
                          RULE 30a-2(b) CERTIFICATIONS

         In connection with the report of Cohen & Steers Worldwide Realty Income Fund, Inc. (the "Company") on Form N-CSR as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jay. J. Chen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 'SS' 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                    /s/ Jay J. Chen
                                                    ---------------
                                                    Jay J. Chen
                                                    Chief Financial Officer
                                                    Date: August 25, 2005